UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
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               (Commission File Number)    (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 4, 2010, PLX Technology, Inc. (“PLX” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its previously announced acquisition of Teranetics, Inc. (“Teranetics”).  This amendment  to the Initial Form 8-K amends and supplements the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The Audited Financial Statements of Teranetics as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and for the year ended December 31, 2009 and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)           Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements of PLX are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010
ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009
iii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2010
iv.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of September 23, 2010, by and among PLX Technology, Inc., Tunisia Acquisition Sub, Inc., Teranetics, Inc., and Nersi Nazari in his capacity as the representative of the Securityholders, which was filed as exhibit 2.1 to PLX’s Form 8-K, filed on September 27, 2010, and is incorporated by reference herein.  The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K.  PLX agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

23.1	Consent of Independent Auditors

99.1	Audited Consolidated Financial Statements of Teranetics, Inc. as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of PLX as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.

Dated: December 17, 2010	By:	/s/ Arthur O. Whipple
Arthur O. Whipple
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of September 23, 2010, by and among PLX Technology, Inc., Tunisia Acquisition Sub, Inc., Teranetics, Inc., and Nersi Nazari in his capacity as the representative of the Securityholders, which was filed as exhibit 2.1 to PLX’s Form 8-K, filed on September 27, 2010, and is incorporated by reference herein.  The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K.  PLX agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

23.1	Consent of Independent Auditors

99.1	Audited Consolidated Financial Statements of Teranetics, Inc. as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of PLX as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.